EXHIBIT 10.64

ALLONGE

Note:	Convertible Subordinated Promissory Note dated [ORIGINAL DATE OF NOTE] (the “Note”)

Borrower:	VGX Pharmaceuticals, Inc. (the “Borrower”)

Holder:	[NAME OF HOLDER] (the “Holder”)

Principal Sum:	$[PRINCIPAL]

THIS ALLONGE TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE (this “Allonge”) is made as of November        , 2008, between the Borrower and the Holder.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note.

WHEREAS, on [ORIGINAL DATE OF NOTE], the Borrower issued the Note to the Holder in an aggregate principal amount equal to the Principal Sum (as defined in the Note), all which remains outstanding as of the date hereof;

WHEREAS, on [AMENDMENT DATE], the Borrower and the Holder entered into an amendment pursuant to which certain provisions of the Note were amended;

WHEREAS, on [FIRST ALLONGE DATE], the Borrower and the Holder entered into an Allonge WHEREAS, the Borrower and the Holder now wish to amend further certain provisions of the Note, as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.             The first sentence of Section 2 of the Note (titled “Maturity”) is hereby amended and restated in its entirety to read as follows:  “Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable on December 30, 2009; provided, however, that such date shall be extended one additional year, upon written notice of extension given either by the Borrower to the Holder or by the Holder to the Borrower at any time prior to December 31, 2009 (such maturity date is hereafter referred to as the “Maturity Date”).

2.             Section 3 of the Note (titled “Conversion”) is hereby amended by deleting the additional paragraphs thereto that were added pursuant to Section 1 of Allonge No. 1 and by adding the following additional paragraphs to such Section 3:

“Notwithstanding any provision to the contrary contained herein, if the Merger (as defined below) is consummated, at any time from and after such consummation until the Maturity Date or the repayment by the Borrower of the Principal Sum, together with all accrued but unpaid interest thereon and all other fees, costs and charges, if any (such period of time, the “Conversion Period”), this Note shall be converted into shares of Acquiror Common Stock as follows:

(i)            At the option of the Holder, one-half (1/2) of the Principal Sum outstanding hereunder, together with all accrued but unpaid interest on such portion of the Principal Sum, and one-half (1/2) of all other fees, costs and charges, if any, shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock (as defined below) as determined by the application of a conversion price equal to $1.05 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares) (the “Conversion Price”).  Such option shall be exercisable by the Holder by providing written notice of conversion to the Company at any time prior to the expiration of the Conversion Period.

(ii)           In the event that, at any time during the Conversion Period, the average of the closing sales prices for one share of Acquiror Common Stock as reported on the exchange on which Acquiror Common Stock is traded for the five consecutive Trading Days (as defined below) at a price per share equal to or greater than $2.10 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares), one-half (1/2) of the Principal Sum outstanding hereunder, together with all accrued but unpaid interest on such portion of the Principal Sum and one-half (1/2) of all other fees, costs and charges, if any, under this Note shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock as determined by the application of a conversion price per share equal to the Conversion Price.

No fractional shares of Acquiror Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Acquiror Common Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

With respect to any shares of Acquiror Common Stock issued in a conversion pursuant to clauses (i) or (ii) above at any time from the date of the occurrence of the Merger through the date that is 180 days after the such date, the Holder shall not (A) sell, assign, exchange, transfer, pledge, hypothecate, distribute or otherwise dispose of (other than by operation of law where the transferee remains subject to and bound by the provisions of this paragraph) any such shares of Acquiror Common Stock or any interest (including, without limitation, an option to buy or sell) in any such shares, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose, or (B) engage in any transaction with respect to such shares or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions), for a period of time commencing on the date of conversion through the date that is 180 days after the occurrence of the Merger, provided, however, that such restrictions in the foregoing clauses (A) and (B) shall lapse as to 50% of such shares 90 days after the date of the occurrence of the Merger.  The Holder agrees, promptly after the Company’s or the Acquiror’s request, to enter into a written agreement to memorialize in further detail the restrictions contained in this paragraph.

For purposes of this Note, the “Merger” shall mean the merger transaction involving the Borrower and Inovio Biomedical Corporation (the “Acquiror”), pursuant to an Agreement and Plan of Merger dated as of July 7, 2008 by and among the Borrower, the Acquiror and the other parties listed therein, as the same may be amended and/or restated from time to time; “Acquiror Common Stock” shall mean the common stock of the Acquiror; and “Trading Day” shall mean a day on which trades occur on the exchange on which Acquiror Common Stock is traded and for which a last sale price is reported for Acquiror Common Stock.”

3.             Effective as of the time of the Merger, the conversion provisions set forth in Section 3 of the Note shall be deleted in their entirety.  For the avoidance of doubt, the conversion provisions added to such Section 3 pursuant to this Allonge shall remain in full force and effect in the event of such deletion.

4.             Effective at the time of the Merger, the delivery dates for the financial statements contained in Section 6 of the Note (titled “Financial Reports”) are hereby modified so as to provide that such financial statements shall be deliverable by the Company promptly after they are required to be filed with the Securities and Exchange Commission (and not before such date), notwithstanding anything to the contrary contained in such Section 6.

5.             Effective as of the effective time of the Merger, Section 9 of the Note (“Co-Sale Rights”) shall be deleted in its entirety.

This Allonge is intended to be and shall remain attached to, and shall constitute an integral part of, the Note from and after the date hereof.  Except as modified hereby, all of the terms and provisions of the Note are hereby ratified and confirmed and, as amended by this Allonge, shall continue in full force and effect.

Intending to be legally bound hereby, each of the undersigned have duly executed this Allonge as of the     day of             , 2008.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

HOLDER

ADDENDUM TO ALLONGE TO NOTE

Note:	Convertible Subordinated Promissory Note dated [ORIGINAL DATE OF NOTE] (the “Note”)

Borrower:	VGX Pharmaceuticals, Inc. (the “Borrower”)

Holder:	[NAME OF HOLDER] (the “Holder”)

Principal Sum:	$[PRINCIPAL]

The Borrower and the Holder previously executed an Allonge dated November             , 2008 relating to the Note.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note.

The Borrower and the Holder agree, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to supplement the Allonge as follows:

1.             In the event that the Holder elects to convert one-half (1/2) of the entire Principal Sum, together with all accrued but unpaid interest on such portion of the Principal Sum and one-half (1/2) of all other fees, costs and charges, if any, relating to the Note, as provided in paragraph (i) of Section 3 of the Note (titled “Conversion”), as amended by Section 2 of the Allonge, at the Holder’s option, all remaining amounts of the Principal Sum, interest and other fees, costs and charges, if any, relating to the Note shall, simultaneously with such optional conversion, be converted into a number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock determined by application of a conversion price per share equal to the Conversion Price.  Such option shall be exercisable by the Holder by providing written notice of conversion to the Company of such conversion elected pursuant to this paragraph 1 at the same time that the notice of optional conversion required by the Note is provided by the Holder to the Borrower.

2.             In the event that, at any time during the Conversion Period, the average of the closing sales prices for one share of Acquiror Common Stock as reported on the exchange on which Acquiror Common Stock is traded for the five consecutive Trading Days (as defined below) at a price per share equal to or greater than $2.10 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares), all remaining amounts of the Principal Sum, interest and other fees, costs and charges, if any, relating to the Note shall, simultaneously with the automatic conversion provided in paragraph (ii) of Section 3 of the Note (titled “Conversion”), as amended by Section 2 of the Allonge, be automatically converted into a number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock determined by application of a conversion price per share equal to the Conversion Price.

The provisions in the Allonge regarding limitations on transfer of shares of Acquiror Common Stock acquired upon conversion of the Note shall likewise apply to all shares of Acquiror Common Stock acquired upon any conversion pursuant to this Addendum.

This Addendum is intended to be and shall remain attached to, and shall constitute an integral part of, the Allonge and the Note from and after the date hereof.  Except as modified hereby, all of the terms and provisions of the Note and the Allonge are hereby ratified and confirmed and, as supplemented by this Addendum, shall continue in full force and effect.

Intending to be legally bound hereby, each of the undersigned have duly executed this Addendum to Allonge as of the      day of                   , 2008.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

HOLDER

ALLONGE

Note:	Convertible Subordinated Promissory Note dated [ORIGINAL DATE OF NOTE] (the “Note”)

Borrower:	VGX Pharmaceuticals, Inc. (the “Borrower”)

Holder:	[NAME OF HOLDER] (the “Holder”)

Principal Sum:	$[PRINCIPAL]

Coupon Rate:	5%

THIS ALLONGE TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE (this “Allonge”) is made as of November       , 2008, between the Borrower and the Holder.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note.

WHEREAS, [ORIGINAL DATE OF NOTE], the Borrower issued the Note to the Holder in an aggregate principal amount equal to the Principal Sum (as defined in the Note), all which remains outstanding as of the date hereof;

WHEREAS, on [FIRST ALLONGE DATE], the Borrower and the Holder entered into an Allonge (“Allonge No. 1”), pursuant to which certain provisions of the Note were amended; and

WHEREAS, the Borrower and the Holder now wish to amend further certain provisions of the Note, as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.             The first sentence of Section 2 of the Note (titled “Maturity”) is hereby amended and restated in its entirety to read as follows:  “Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable on July 10, 2010 (the “Maturity Date”).

2.             Section 3 of the Note (titled “Conversion”) is hereby amended by deleting the additional paragraphs thereto that were added pursuant to Section 1 of Allonge No. 1 and by adding the following additional paragraphs to such Section 3:

“Notwithstanding any provision to the contrary contained herein, if the Merger (as defined below) is consummated, at any time from and after such consummation until the Maturity Date or the repayment by the Borrower of the Principal Sum (such period of time, the “Conversion Period”), the entire Principal Sum, shall be converted into shares of Acquiror Common Stock as follows:

(i)            At the option of the Holder, all of the Principal Sum outstanding hereunder shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock (as defined below) as determined by the application of a conversion price equal to $1.05 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares) (the “Conversion Price”).  Such option shall be exercisable by the Holder by providing written notice of conversion to the Company at any time prior to the expiration of the Conversion Period.

(ii)           In the event that, at any time during the Conversion Period, the average of the closing sales prices for one share of Acquiror Common Stock as reported on the exchange on which Acquiror Common Stock is traded for the five consecutive Trading Days (as defined below) at a price per share equal to or greater than $2.10 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares), this Note shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock at a conversion price per share equal to the Conversion Price.

No fractional shares of Acquiror Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Acquiror Common

Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

With respect to any shares of Acquiror Common Stock issued in a conversion pursuant to clauses (i) or (ii) above at any time from the date of the occurrence of the Merger through the date that is 180 days after the such date, the Holder shall not (A) sell, assign, exchange, transfer, pledge, hypothecate, distribute or otherwise dispose of (other than by operation of law where the transferee remains subject to and bound by the provisions of this paragraph) any such shares of Acquiror Common Stock or any interest (including, without limitation, an option to buy or sell) in any such shares, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose, or (B) engage in any transaction with respect to such shares or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions), for a period of time commencing on the date of conversion through the date that is 180 days after the occurrence of the Merger, provided, however, that such restrictions in the foregoing clauses (A) and (B) shall lapse as to 50% of such shares 90 days after the date of the occurrence of the Merger.  The Holder agrees, promptly after the Company’s or the Acquiror’s request, to enter into a written agreement to memorialize in further detail the restrictions contained in this paragraph.

For purposes of this Note, the “Merger” shall mean the merger transaction involving the Borrower and Inovio Biomedical Corporation (the “Acquiror”), pursuant to an Agreement and Plan of Merger dated as of July 7, 2008 by and among the Borrower, the Acquiror and the other parties listed therein, as the same may be amended and/or restated from time to time; “Acquiror Common Stock” shall mean the common stock of the Acquiror; and “Trading Day” shall mean a day on which trades occur on the exchange on which Acquiror Common Stock is traded and for which a last sale price is reported for Acquiror Common Stock.”

3.             Effective as of the time of the Merger, the conversion provisions set forth in Section 3 of the Note shall be deleted in their entirety.  For the avoidance of doubt, the conversion provisions added to such Section 3 pursuant to this Allonge shall remain in full force and effect in the event of such deletion.

4.             Effective at the time of the Merger, the delivery dates for the financial statements contained in Section 6 of the Note (titled “Financial Reports”) are hereby modified so as to provide that such financial statements shall be deliverable by the Company promptly after they are required to be filed with the Securities and Exchange Commission (and not before such date), notwithstanding anything to the contrary contained in such Section 6.

5.             Effective as of the effective time of the Merger, Section 9 of the Note (“Co-Sale Rights”) shall be deleted in its entirety.

This Allonge is intended to be and shall remain attached to, and shall constitute an integral part of, the Note from and after the date hereof.  Except as modified hereby, all of the terms and provisions of the Note are hereby ratified and confirmed and, as amended by this Allonge, shall continue in full force and effect.

Intending to be legally bound hereby, each of the undersigned have duly executed this Allonge as of the          day of                               , 2008.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

HOLDER

ALLONGE

Note:	Convertible Subordinated Promissory Note dated [ORIGINAL DATE OF NOTE] (the “Note”)

Borrower:	VGX Pharmaceuticals, Inc. (the “Borrower”)

Holder:	[NAME OF HOLDER] (the “Holder”)

Principal
Sum:	$[PRINCIPAL]

THIS ALLONGE TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE (this “Allonge”) is made as of October       , 2008, between the Borrower and the Holder.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note.

WHEREAS, on [ORIGINAL DATE OF NOTE] the Borrower issued the Note to the Holder in an aggregate principal amount equal to the Principal Sum (as defined in the Note), all which remains outstanding as of the date hereof;

WHEREAS, on [FIRST ALLONGE DATE], the Borrower and the Holder entered into an Allonge (“Allonge No. 1”), pursuant to which certain provisions of the Note were amended; and

WHEREAS, the Borrower and the Holder now wish to amend further certain provisions of the Note, as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.             The first sentence of Section 2 of the Note (titled “Maturity”) is hereby amended and restated in its entirety to read as follows:  “Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable on October 24, 2010 (the “Maturity Date”).

2.             Section 3 of the Note (titled “Conversion”) is hereby amended by deleting the additional paragraphs thereto that were added pursuant to Section 1 of Allonge No. 1 and by adding the following additional paragraphs to such Section 3:

“Notwithstanding any provision to the contrary contained herein, if the Merger (as defined below) is consummated, at any time from and after such consummation until the Maturity Date or the repayment by the Borrower of the Principal Sum, together with all accrued but unpaid interest thereon and all other fees, costs and charges, if any (such period of time, the “Conversion Period”), the entire Principal Sum, together with all accrued but unpaid interest thereon and all other fees, costs and charges, if any, shall be converted into shares of Acquiror Common Stock as follows:

(i)            At the option of the Holder, all of the Principal Sum outstanding hereunder, together with all accrued but unpaid interest thereon and all other fees, costs and charges, if any, shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock (as defined below) as determined by the application of a conversion price equal to $1.05 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares) (the “Conversion Price”).  Such option shall be exercisable by the Holder by providing written notice of conversion to the Company at any time prior to the expiration of the Conversion Period.

(ii)           In the event that, at any time during the Conversion Period, the average of the closing sales prices for one share of Acquiror Common Stock as reported on the exchange on which Acquiror Common Stock is traded for the five consecutive Trading Days (as defined below) at a price per share equal to or greater than $2.10 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares), this Note shall be converted into that number of fully paid, validly issued and non-assessable shares of Acquiror Common Stock at a conversion price per share equal to the Conversion Price.

No fractional shares of Acquiror Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Acquiror Common Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

With respect to any shares of Acquiror Common Stock issued in a conversion pursuant to clauses (i) or (ii) above at any time from the date of the occurrence of the Merger through the date that is 180 days after the such date, the Holder shall not (A) sell, assign, exchange, transfer, pledge, hypothecate, distribute or otherwise dispose of (other than by operation of law where the transferee remains subject to and bound by the provisions of this paragraph) any such shares of Acquiror Common Stock or any interest (including, without limitation, an option to buy or sell) in any such shares, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose, or (B) engage in any transaction with respect to such shares or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions), for a period of time commencing on the date of conversion through the date that is 180 days after the occurrence of the Merger, provided, however, that such restrictions in the foregoing clauses (A) and (B) shall lapse as to 50% of such shares 90 days after the date of the occurrence of the Merger.  The Holder agrees, promptly after the Company’s or the Acquiror’s request, to enter into a written agreement to memorialize in further detail the restrictions contained in this paragraph.

For purposes of this Note, the “Merger” shall mean the merger transaction involving the Borrower and Inovio Biomedical Corporation (the “Acquiror”), pursuant to an Agreement and Plan of Merger dated as of July 7, 2008 by and among the Borrower, the Acquiror and the other parties listed therein, as the same may be amended and/or restated from time to time; “Acquiror Common Stock” shall mean the common stock of the Acquiror; and “Trading Day” shall mean a day on which trades occur on the exchange on which Acquiror Common Stock is traded and for which a last sale price is reported for Acquiror Common Stock.”

3.             Effective as of the time of the Merger, the conversion provisions set forth in Section 3 of the Note shall be deleted in their entirety.  For the avoidance of doubt, the conversion provisions added to such Section 3 pursuant to this Allonge shall remain in full force and effect in the event of such deletion.

4.             Effective at the time of the Merger, the delivery dates for the financial statements contained in Section 6 of the Note (titled “Financial Reports”) are hereby modified so as to provide that such financial statements shall be deliverable by the Company promptly after they are required to be filed with the Securities and Exchange Commission (and not before such date), notwithstanding anything to the contrary contained in such Section 6.

This Allonge is intended to be and shall remain attached to, and shall constitute an integral part of, the Note from and after the date hereof.  Except as modified hereby, all of the terms and provisions of the Note are hereby ratified and confirmed and, as amended by this Allonge, shall continue in full force and effect.

Intending to be legally bound hereby, each of the undersigned have duly executed this Allonge as of the          day of                               , 2008.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

HOLDER